UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

RLJ LODGING TRUST

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-35169	27-4706509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7373 Wisconsin Avenue, Suite 1500 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 280-7777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of beneficial interest, par value $0.01 per share	RLJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 26, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) at which (i) trustees were elected, (ii) the appointment of PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2024 was ratified, (iii) the compensation program for the Company’s named executive officers was approved in an advisory vote, and (iv) an advisory vote was taken on the frequency of future advisory shareholder votes related to named executive officer compensation. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 28, 2024. The final results for the votes regarding each proposal are set forth below.

Election of Trustees

The following persons were duly elected as trustees of the Company until the 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified: Robert L. Johnson, Leslie D. Hale, Evan Bayh, Arthur R. Collins, Nathaniel A. Davis, Patricia L. Gibson, Robert M. La Forgia, Robert J. McCarthy and Robin Zeigler. The table below sets forth the voting results for each trustee nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert L. Johnson	129,424,355	7,393,577	38,135	3,601,068
Leslie D. Hale	133,777,826	3,069,732	8,509	3,601,068
Evan Bayh	129,847,531	7,000,701	7,835	3,601,068
Arthur R. Collins	134,770,067	2,078,232	7,768	3,601,068
Nathaniel A. Davis	130,048,732	6,799,521	7,814	3,601,068
Patricia L. Gibson	135,010,773	1,837,207	8,087	3,601,068
Robert M. La Forgia	132,133,800	4,714,060	8,207	3,601,068
Robert J. McCarthy	135,019,032	1,828,843	8,192	3,601,068
Robin Zeigler	135,036,026	1,809,890	10,151	3,601,068

Ratification of PWC as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,191,033	4,257,336	8,766	0

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s shareholders voted on a non-binding resolution to approve the compensation program for the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,938,484	11,886,838	30,745	3,601,068

Advisory Vote on the Frequency of the Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s shareholders voted on the frequency of the advisory vote related to named executive officer compensation. The table below sets forth the voting results for this proposal:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
132,630,454	151,704	4,047,021	26,888	3,601,068

In light of the results of the advisory vote on the frequency of the advisory vote to approve named executive officer compensation, the Board of Trustees determined that the Company will continue to hold an advisory vote on executive compensation every year. This determination will be reevaluated after the next shareholder advisory vote on the frequency of the advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: May 2, 2024	By:	/s/ Leslie D. Hale
Leslie D. Hale
President and Chief Executive Officer